Filed pursuant to Rule 497(a) under the Securities Act of 1933, as amended File No. 333-217430 Rule 482 AD

What are Essential Assets?

© 2019 Tortoise www.tortoiseadvisors.com At Tortoise, we think of essential assets as those that are indispensable to the economy and society. In this piece we will discuss three segments of essential assets: social infrastructure – educating children, housing and caring for seniors, sustainable infrastructure – laying the foundation for clean energy and energy infrastructure – heating and powering homes and businesses. SOCIAL INFRASTRUCTURE Examples SUSTAINABLE INFRASTRUCTURE ENERGY INFRASTRUCTURE    Education    Housing    Senior/assisted living    Wind/solar    Water    Power networks    Energy pipelines    Gathering and processing    LNG exports Issuers:    Private and public nonprofits    501(c)(3) organizations Assets:    Education    Healthcare    Project finance    Housing    Human services providers Issuers: Creditworthy power purchasers    Investment grade municipalities    Universities    Hospitals    Utilities    Corporations Assets: Renewable energy infrastructure    Utility-scale and distributed solar and wind infrastructure Issuers: Midstream energy entities    Pipeline companies    Gathering and processing companies Assets: Pipelines and related assets with long economic lives and high barriers to entry LNG = liquefied natural gas www.tortoiseadvisors.com

Page 3

The "essential" nature of these assets make them particularly relevant in any market environment and resilient across economic cycles. As a result, the relatively inelastic demand for these assets also makes them attractive investments.

Essential assets tend to be long-lived, tangible assets with low obsolesce risk that generate predictable cash flows as they are typically income-generating assets. Generally, they have idiosyncratic risk, low correlation to broad financial markets and demographic and political demand pull, including the aging population of babyboomers and the political drive for carbon emission reduction.

Essential assets require significant capital investment

This need for capital is creating investment opportunities that support ongoing growth, and the capital supply/demand imbalance has created a market dislocation across essential assets.

Changing demographics and trends are driving the need for capital across the essential assets universe.

SOCIAL INFRASTRUCTURE



- **~$100 billion** needed to expand and enhance U.S. education and healthcare[1]

SUSTAINABLE INFRASTRUCTURE



- **~$8.4 trillion** of global investment expected in wind and solar from 2018-2050[2]
- **~$14 trillion** needed to improve global water systems[3]

ENERGY INFRASTRUCTURE



- **~$139 billion** needed to build out U.S. energy infrastructure 2018-2020[4]
- **~$4.8 trillion** is the expected replacement value of the current U.S. electrical grid[5]

www.tortoiseadvisors.com

Page 4 SOCIAL INFRASTRUCTURE According to the U.S. Census Bureau, 78 million people in the U.S. will be 65 years of age or older by 2035. Tortoise believes this aging population is creating a need for additional senior living facilities for individuals in search of inclusive, maintenance-free lifestyle and care. It is also driving demand for an increase in the number of rural hospitals to assist the elderly that choose to continue living in their own homes and long-term care facilities for residents in need of critical care. Tortoise believes the underfunded U.S. education system is creating a need for more community and junior colleges, vocational and technical schools as well as charter schools, particularly in underserved neighborhoods. One area with significant capital needs are charter schools. In our estimates, charter schools receive approximately 25% less funding per pupil than traditional public schools and have to cover facility costs. The charter school model has struck a positive chord in many communities where school choice is an option and quality traditional public school options are not keeping pace with academic standards. This growth in demand for charter schools is driving the need for additional financing. Growth of aging population 0123456 05 10 15 20 25 2016 2020 2025 2030 2035 2040 2045 2050 2055 2060 85 years and over (%) 65 years and over (%) 65 years and older 85 years and older Source: U.S. Census Bureau, Population Division Growth in charter schools drives need for additional financing 250,000 750,000 1,250,000 1,750,000 2,250,000 2,750,000 3,250,000 3,750,000 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Student enrollment Charter schools Charter schools Student enrollment Source: U.S. Department of Education, National Center for Education Statistics, Common Core of Data (CCD) www.tortoiseadvisors.com

Page 5 SUSTAINABLE INFRASTRUCTURE Renewable energy is becoming a meaningful player in the energy landscape as it continues to take market share from coal and nuclear sources. There are several factors driving this shift. Energy consumers are favoring renewable energy sources due to their positive sustainable environmental impact and declining cost. In addition, there has been an increased desire to decommission nuclear and coal plants. Also, the recent, dramatic cost reductions of renewable energy make it increasingly attractive relative to competing energy sources. And lastly, sustained government policy support has favored renewables. Renewables as a percentage of total electric power generation 0% 10% 20% 30% 2008 1H 2018 2030e 20-25% Source: EIA (June 2018) and Bloomberg New Energy Finance. Data for U.S. Renewables include wind and solar. Renewables garner the majority of investment in power generation $0.3 $0.6 $0.7 $1.3 $3.8 $4.6 Coal Nuclear Hydro Gas Solar Wind Source: Bloomberg New Energy Finance 2030-2050e 2018-2030e There can be no assurance that the estimates shown above will be achieved. www.tortoiseadvisors.com

Page 6 ENERGY INFRASTRUCTURE Energy demand has been at an all-time high, with natural gas leading the way to clean and reliable energy sources. Global demand for liquefied natural gas (LNG) is expected to increase by 4% annually from 2017–2035. U.S. Projections show that natural gas production increased by approximately 8 billion cubic feet per day in 2018. This is driving the need for more energy infrastructure. Approximately $791 billion is needed to invest in U.S. midstream infrastructure between 2018-2035.6 Natural gas production expected to rise 40 50 60 70 80 90 100 110 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019e 2020e 2021e 2022e 2023e Bcf/d EIA STEO Historical Forecast Source: Historical data—EIA, Forecast—Tortoise estimates based on industry data Natural gas exports expected to grow 0369 12 15 18 2016 2017 2018 2019e 2020e Bcf/d Mexican exports LNG exports Source: EIA, Bloomberg, PIRA, BTU Analytics There can be no assurance that the estimates shown above will be achieved. www.tortoiseadvisors.com

Page 7



SOCIAL INFRASTRUCTURE
Educating children and caring for seniors

Supporting underserved neighborhoods to educate children and care for the aging population



SUSTAINABLE INFRASTRUCTURE
Cleaner energy

Funding renewable energy and low carbon energy infrastructure such as wind and solar projects



ENERGY INFRASTRUCTURE
Fueling everyday life

Investing in natural gas infrastructure as a clean and reliable energy source to heat our homes and cook our food

Making a positive social and economic impact

Through our investments, we seek to make a positive social and economic impact on the economy and society. We see compelling opportunities to provide capital to organizations that are essential to the economy and make a positive social and environmental impact in communities. This continues to be an area of increased focus for investors seeking responsibility and sustainability, both fiscally and socially, from those with whom they invest. With our focus on essential assets, we aim to serve our clients as a socially responsible asset manager.

SOCIAL INFRASTRUCTURE

- Through the social infrastructure platform, 6,000 students are receiving education through our charter school investments
  - 60% average participation in National School Lunch Program
  - 66% belonging to ethnically underrepresented groups
- 673 residents are being served through senior living facilities
  - 323 residents provided 24/7 support services at assisted living facilities
  - 296 residents catered to at memory care units

SUSTAINABLE INFRASTRUCTURE

- We have a portfolio of solar assets that supplies clean energy to the power grid and power approximately 8,200 homes
- One of our sustainable portfolios emits 63% less CO_2 than the grid in which the portfolio companies operate, representing 1,347 tons of CO_2 avoided per $1mn invested

ENERGY INFRASTRUCTURE

- We believe our focus on natural gas investments is a driver for positive impact, in aggregate, the shift from coal to natural gas has led to the following results:
  - Emission reductions from the shift to natural gas have been higher than the emission reductions from non-carbon generation[7]
  - 44% of the United Nation's CO_2 emission reduction goal for 2030 could be met by converting coal consumption to natural gas[8]

www.tortoiseadvisors.com

Page 8

Tortoise

Impact Spotlight

As seen in the chart below, CO_2 emissions are being significantly reduced, through both the growth of renewable energy, and even more significantly, the shift toward natural gas as a power source.

CO_2 reductions driven by changes in the electricity generation mix



Million metric tons of CO2
450
400
350
300
250
200
150
100
50
0
-50
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
36
27
65
-9
65
23
112
90
123
64
147
130
268
112
226
150
232
164
350
177
388
241
348
325
Emissions reductions from shift toward natural gas since 2005
Emissions reductions from increase in non-carbon generation since 2005

Source: U.S. Energy Information Administration, August 2018 Monthly Energy Review.

Concluding thoughts

Essential assets make a positive impact on our society and the environment. They are essential – they have to exist, regardless of how the market is trading or what is going on in the world. They also resonate with investors who appreciate socially responsible investment strategies, and we believe opportunities abound.

[1] Federal Reserve and Tortoise estimates
[2] Bloomberg New Energy Finance "New Energy Outlook 2018", June 2018
[3] Organization for Economic Cooperation and Development, July 2017
[4] Tortoise estimates, December 2018
[5] University of Texas at Austin Energy Institutes "Full cost of Electricity" study, April 2018
[6] Interstate National Gas Association of America, June 18, 2018
[7] Energy Information Administration
[8] International Energy Agency, BP Statistical Review

Investors should consider the investment objective, risks, fees and expenses of Tortoise Essential Assets Income Term Fund carefully before investing. The preliminary prospectus, which contains this and other information about the Fund, can be accessed from Tortoise Advisors' website and should be read carefully before investing. A preliminary prospectus may also be obtained by calling 888-870-3088.

Once the Fund's registration statement is effective and prior to investing, you should review a final prospectus and should again consider the Fund's investment objective, risks, fees and expenses carefully before investing. The final prospectus contains this and other information about the Fund. Read the final prospectus carefully before investing. To obtain a copy of the final prospectus when available, call 888-870-3088.

Any information regarding the Fund contained in this publication is not complete and may be changed. A registration statement relating to the Fund's securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The Fund's securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. Neither this publication nor the Fund's preliminary prospectus is an offer to sell the Fund's securities or is soliciting an offer to buy the Fund's securities in any jurisdiction where the offer or sale is not permitted.

www.tortoiseadvisors.com